                                                                   Exhibit 23(1)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 1, 1995, included in MidAmerican Energy Company's July 3, 1995 Form 8-K, and our reports dated January 27, 1995, included in Midwest Resources Inc.'s Form 10-K for the year ended December 31, 1994 and Midwest Power Systems Inc.'s Form 10-K for the year ended December 31, 1994, and our reports dated April 21, 1995, included in Midwest Power Systems Inc. 401(k) Plan for Salaried Employees'
Form 11-K for the year ended December 31, 1994 and included in Midwest Power Systems Inc. 401(k) Plan for Bargaining Unit Employees' Form 11-K for the year ended December 31, 1994, and to all references to our Firm included in this Registration Statement.





                                          /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP


Chicago, Illinois
July 1, 1995

                                                                   Exhibit 23(1)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
January 28, 1993, covering the consolidated balance sheet and statement of capitalization of Iowa-Illinois Gas and Electric Company and Subsidiary Company ("Iowa-Illinois") as of December 31, 1992 and the related statements of income, retained earnings and cash flows for the year then ended, included in the Iowa-Illinois Form 10-K for the year ended December 31, 1994, (Commission file number 1-3573), and to all references to our Firm included in this Registration Statement. It should be noted that we have not audited any financial statements of Iowa-Illinois subsequent to December 31, 1992, or performed any audit procedures subsequent to the date of our report.





                                          /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP



Chicago, Illinois
July 1, 1995